UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):   May 1, 2007

FOREST OIL CORPORATION

(Exact name of registrant as specified in its charter)

New York

(State or other jurisdiction of incorporation)

1-13515	25-0484900
(Commission File Number)	(IRS Employer Identification No.)

707 17th Street, Suite 3600, Denver, Colorado	80202
(Address of principal executive offices)	(Zip Code)

303.812.1400

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.             Regulation FD Disclosure.

On May 1, 2007, we issued a press release announcing that we had scheduled a special meeting of shareholders on June 5, 2007, at 10:00 a.m. MT.  The record date for the special meeting is April 30, 2007.  Information about the matters to be presented to the shareholders for vote at the special meeting is contained in the press release, which is furnished and attached to this Current Report as Exhibit 99.1.

The foregoing summary is not a substitute for the registration statement and joint proxy statement/prospectus pertaining to the pending merger that were filed with the Securities and Exchange Commission.   Copies of the joint proxy statement/ prospectus will be mailed to investors commencing on or about May 4, 2007.  Investors are urged to read the joint proxy statement/prospectus which contains important information, including detailed risk factors.  The joint proxy statement/prospectus and other documents that have been and that will be filed by Forest and Houston Exploration with the Securities and Exchange Commission will be available free of charge at the SEC’s website, www.sec.gov, or by directing a request to Forest Oil Corporation, 707 17th Street, Suite 3600, Denver, CO 80202, Attention: Investor Relations; or by directing a request to The Houston Exploration Company, 1100 Louisiana Street, Suite 2000, Houston, TX 77002, Attention: Investor Relations.

Forest, Houston Exploration and their respective directors, and executive officers may be considered participants in the solicitation of proxies in connection with the proposed transaction.  Information about the participants in the solicitation is set forth in the proxy statement/prospectus-information statement.

The information furnished in this Current Report under the heading “Item 7.01 Regulation FD Disclosure” including Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended.

Item 9.01.             Financial Statements and Exhibits.

(d)                                 Exhibits.

Exhibit	Description

99.1	Forest Oil Corporation press release dated May 1, 2007, entitled “Forest Oil Announces Special Meeting of Shareholders Scheduled for June 5, 2007.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FOREST OIL CORPORATION
(Registrant)

Dated:	May 2, 2007	By	/s/ CYRUS D. MARTER IV
Cyrus D. Marter IV
Vice President, General Counsel and
Secretary

Exhibit Index

99.1	Forest Oil Corporation press release dated May 1, 2007, entitled “Forest Oil Announces Special Meeting of Shareholders Scheduled for June 5, 2007.”